                                                                    EXHIBIT 10.5

                    FOURTH AMENDMENT TO AMENDED AND RESTATED
                         REVOLVING CREDIT, TERM LOAN AND
                           GOLD CONSIGNMENT AGREEMENT


         Fourth Amendment dated as of June 26, 2000 (the "Amendment") amending that certain Amended and Restated Revolving Credit, Term Loan and Gold Consignment Agreement dated as of September 10, 1998 (as amended and in effect from time to time, the "Credit Agreement"), by and among (a) Whitehall Jewellers, Inc. (f/k/a Marks Bros. Jewelers, Inc.), a Delaware corporation (the "Borrower"); (b) Fleet Capital Corporation, LaSalle Bank National Association (f/k/a LaSalle National Bank), ABN AMRO Bank N.V. and the other lending institutions which are now parties thereto (collectively, the "Banks"); and (c) Fleet Capital Corporation, as Collateral Agent, Administrative Agent and Syndication Agent for the Agents as herein defined and the Banks and LaSalle Bank National Association and ABN AMRO Bank N.V., each as Syndication Agent for the Agents and the Banks (the Collateral Agent, Administrative Agent and Syndication Agents are collectively referred to as the "Agents"). Capitalized terms used herein and which are not otherwise defined shall have the respective meanings ascribed thereto in the Credit Agreement.

         WHEREAS, the Borrower and the Banks have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Amendment;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SS.1. AMENDMENTS TO DEFINITIONS.

         (a) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Maturity Date" in its entirety and replacing it with the following new definition:

              "Maturity Date. June 30, 2004."

         (b) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Total Revolver Commitment" in its entirety and replacing it with the following new definition:

              "Total Revolver Commitment. The sum of the Commitments of the Banks, as in effect from time to time, such amount being equal to $150,000,000 as of June 26, 2000."

         (c) Section 1.1 of the Credit Agreement is hereby amended by inserting after the definition of "Subsidiary" the following new definition:

              "Super Majority Banks. As of any date, the Banks (other than Delinquent Banks) whose aggregate portions of the outstanding amount of the Term Loan and whose aggregate Commitments together constitute at least sixty-six and two-thirds percent (66 2/3%) of the Total Commitment."

         SS.2. AMENDMENTS TO PRICING. Section 7.22 of the Credit Agreement is hereby amended by (a) deleting the last tier of the table set forth therein and replacing it with the following new tier:

--------------------------------------------------------------------------------------------------------------
     less than             1.000%            1.375%             0.00%             0.25%           0.250%
     1.50:1.00
--------------------------------------------------------------------------------------------------------------

         SS.3. AMENDMENTS TO NEGATIVE COVENANTS.

         (a) Section 11.3(f) of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

                    "(f) Investments by the Borrower in the assets of any other
              Person or in all of the stock of any other Person ("Acquisition Investments"), provided that (i) (A) the maximum aggregate amount of all such Acquisition Investments after June __, 2000, shall not exceed $40,000,000 in the aggregate (the "Acquisition Cap"), (B) no single acquisition of a business or assets in the retail jewelry business may exceed $20,000,000 in the aggregate, (C) no single acquisition of a business or assets not currently in or used in the retail jewelry business may exceed $10,000,000 and such business or assets must be converted to the retail jewelry business within six months of the date of acquisition and (D) after giving effect to any Acquisition Investment the lesser of Borrowing Base and the Total Revolver Commitment shall exceed the Outstanding Facility Amounts by not less than $10,000,000, provided, however, that if the foregoing criteria in respect of this (i) are not satisfied in respect of any Acquisition Investment, the Borrower may effect such Acquisition Investment with the consent of the Super Majority Banks (it being understood that the Banks shall not seek any special fees in connection with the granting of such consent if the purchase price for such Acquisition Investment is greater than $20,000,000 and less than the amount available under the Acquisition Cap), (ii) after giving effect to any such proposed Acquisition Investment, in the case of any stock acquisition, the Borrower shall own 100% of the issued and outstanding capital stock of such other Person, (iii) immediately before each such proposed Acquisition Investment and after giving effect thereto, there shall be no Default or Event of Default, (iv) any Acquisition Investment which results in a change in control of the Person in which the Acquisition Investment is made shall have been approved by the Board of

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                                      -3-



              Directors of such Person prior to the making of such Acquisition Investment, and (v) the Borrower shall have complied in all respects with ss.10.19 hereof. In addition, if at the end of any fiscal quarter the ratio of Consolidated Total Funded Debt to Consolidated EBITDA (calculated in accordance with ss.7.22 hereof) is less than 2.00 to 1.00, the Acquisition Cap will be reset to $40,000,000 (irrespective of Acquisition Investments made prior to such date). Accounts Receivable, Inventory and Precious Metal of any Acquisition Investment shall (y) not be included in the Borrowing Base until the Administrative Agent has completed a collateral exam of such assets and (z) such assets will be included in the Borrowing Base at lending formulas and with eligibility criteria determined by the Administrative Agent based upon such exams."

         (b) Section 11.4 of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

              "11.4. DISTRIBUTIONS. The Borrower will not make any Distributions, except for (a) repurchases of the Borrower's Class B common stock in an aggregate amount not to exceed $150,000 for all such repurchases, and (b) repurchases of its common stock in an aggregate amount not to exceed $15,000,000, so long as no Default or Event of Default has occurred or is continuing."

         (c) Section 11.5.2 of the Credit Agreement is hereby amended by (i) deleting the words "and (f)" and replacing them with the words "(f)" and (ii) inserting after the words "of which will be approximately $2,000,000" the words "; and (g) notwithstanding anything to the contrary contained elsewhere in any loan documents, non-exclusive licenses of intellectual property including trademarks and tradenames, and outside the United States, exclusive licenses of such intellectual property".

         SS.4. AMENDMENTS TO FINANCIAL COVENANTS.

         (a) Section 12.1 of the Credit Agreement is hereby amended by deleting the table contained therein and replacing it with the following new table:

                        Period                               Ratio
                        ------                               -----
                        5/01/00 - 10/31/00                   3.00:1.0
                        11/01/00 - 10/31/01                  2.50:1.0
                        11/01/01 and Thereafter              2.25:1.00

         (b) Section 12.2 of the Credit Agreement is hereby amended by deleting the table contained therein and replacing it with the following new table:

                      Fiscal Year                           Amount
                      -----------                           ------
                      2/01/00 - 1/31/01                     $25,000,000
                      2/01/01 - 1/31/02                     $29,000,000
                      2/01/02 - 1/31/03                     $31,000,000
                      2/01/03 - 1/31/04                     $33,000,000

         (c) Section 12.5 of the Credit Agreement is hereby amended by deleting the table contained therein and replacing it with the following new table:

                       Period or Date                        Amount
                       --------------                        ------
                       7/31/00                               $40,500,000
                       10/31/00                              $41,000,000
                       01/31/01-04/30/01                     $42,000,000
                       07/31/01-10/31/01                     $43,000,000
                       01/31/02                              $50,000,000
                       04/31/02                              $50,500,000
                       07/31/02                              $51,000,000
                       10/31/02                              $51,500,000
                       01/31/03                              $55,000,000
                       04/30/03                              $55,500,000
                       07/31/03                              $56,000,000
                       10/31/03                              $56,500,000
                       01/31/04                              $57,000,000
                       04/30/04                              $57,500,000

         SS.5. GENERAL AMENDMENT RELATING TO SOVEREIGN BANK AS GOLD FRONTING
BANK.

              (a) References in the following definitions of the Credit Agreement to the "Administrative Agent" shall hereinafter be deemed to be references to "Sovereign Bank as Gold Fronting Bank":

              "Consigned Precious Metal", "Consignment Base Rate", "Consignment Conversion Request", "Consignment Fixed Rate", "Fair Market Value", "Gold Commitment Percentage", "Gold Fronting Banks", "Redeliver(ed) or Redelivery" and "Spot Value";

              (b) References in ss.6 (except for the first reference in paragraph 6.4(a)) to the "Administrative Agent" shall hereinafter be deemed to be references to "Sovereign Bank as Gold Fronting Bank":

              (c) References in the following sections of the Credit Agreement to the "Administrative Agent" or "Agents" shall hereinafter be deemed to be references to "the Administrative Agent and Sovereign Bank as Gold Fronting Bank":
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                                      -5-


               ss.ss.7.13.1, 17 and 20

              (d) From time to time the Administrative Agent shall place administrative caps on the Fair Market Value of Consigned Precious Metal (the "Administrative Cap"). Initially the Administrative Cap shall be $22,000,000. Prior to making any Purchase and Consignments and upon any increase in the Fair Market Value which in either case would cause the Fair Market Value of Consigned Precious Metal to exceed the Administrative Cap, Sovereign Bank as Gold Fronting Bank shall notify the Administrative Agent and shall consult with the Administrative Agent to determine that the Borrowing Base exceeds the Outstanding Facility Amounts.

         SS.6. AMENDMENT TO SCHEDULES AND REALLOCATION OF TERM LOANS. Schedule 1 to the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the Schedule 1 attached hereto. To the extent that any Bank's Term Loan is to be increased based upon the changes to Schedule 1, such Bank shall make such additional funds available to the Borrower on the effectiveness of this Amendment as Term Loans in the amount of such increase. To the extent that any Bank's Term Loan is to be reduced based upon the changes to Schedule 1, the Borrower shall make a payment to such Bank on the effectiveness of this Amendment in the amount of such decrease as a payment of such Bank's Term Loan.

         SS.7. CONDITIONS TO EFFECTIVENESS. This Amendment shall not become effective until the Administrative Agent receives (i) a counterpart of this Amendment, executed by each of the Borrower, the Agents and each of the Banks,
(ii) amended and restated Revolving Credit Notes and Term Notes for each Bank executed by the Borrower in the amount of such Bank's Commitment and amount of the Term Loans, (iii) an opinion of Borrower's counsel in form and substance satisfactory to the Agent and (iv) an amendment fee in the amount of $374,625 (i.e. 22.5bps of the Total Revolver Commitment and the amount of the Term Loans, such fee to be allocated pro rata among the Banks.

         SS.8. REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Borrower contained in the Credit Agreement were true and correct when made and continue to be true and correct on and as of the date hereof as if made on the date hereof except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and to the extent that such representations and warranties relate expressly to an earlier date. No Default or Event of Default has occurred and is continuing.

         SS.9. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

         SS.10. NO WAIVER. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Agents or the Banks consequent thereon.

         SS.11. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

         SS.12. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).


               [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.


                                  WHITEHALL JEWELLERS, INC. (f/k/a Marks
                                  Bros. Jewelers, Inc.)


                                  By:
                                     -------------------------------------------
                                      Name:
                                      Title:

                                  FLEET CAPITAL CORPORATION,
                                  individually and as Administrative Agent, as Collateral Agent and as Syndication Agent


                                  By:
                                     -------------------------------------------
                                      Name:
                                      Title:

                                  LASALLE BANK NATIONAL ASSOCIATION,
                                  individually and as Syndication Agent


                                  By:
                                     -------------------------------------------
                                      Name:
                                      Title:

                                  ABN AMRO BANK N.V., individually and as
                                  Syndication Agent


                                  By:
                                     -------------------------------------------
                                      Name:
                                      Title:



                                  By:
                                     -------------------------------------------
                                      Name:
                                      Title:

                                  THE CHASE MANHATTAN BANK


                                  By:
                                     -------------------------------------------
                                      Name:
                                      Title:

                                  BANK OF AMERICA, N.A.


                                  By:
                                     -------------------------------------------
                                      Name:
                                      Title:

                                  SOVEREIGN BANK NEW ENGLAND


                                  By:
                                     -------------------------------------------
                                      Name:
                                      Title: